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                                                                  EXHIBIT 23.(b)

                 [ARTHUR ANDERSEN LLP LETTERHEAD APPEARS HERE]


                      CONSENT OF INDEPENDENT ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 included in Equifax Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP
December 18, 1997